SunTrust Banks, Inc. Citigroup Financial Services Conference March 9, 2011 William H. Rogers, Jr. President and Chief Operating Officer Exhibit 99.1

Important Cautionary Statement About Forward-Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2010 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent
(“FTE”)
basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
This presentation contains forward-looking statements. Statements regarding our expectations about first quarter 2011 levels of loan balances, deposits, net interest margin expansion, noninterest income (including investment banking income and mortgage production income, and securities gains), noninterest expense, net charge-offs, ALLL, and NPLs are forward-looking statements. Also, any statement that does not describe historical or current facts, is a forward-
looking statement. These statements often include the words
“believes, ”
“expects,”
“anticipates, ”
“estimates,”
“intends, ”
“plans,”
“goals, ”
“targets,”
“initiatives, ”
“potentially,”
“probably, ”
“projects,”
“outlook ”
or similar expressions or future conditional verbs such as
“may,”
“will,”
“should, ”
“would,”
and
“could. ”
Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Item 1A of Part I of our 10-K and in other periodic reports that we file with the SEC.
Those factors include: difficult market conditions have adversely affected our industry; concerns over market volatility continue; recently enacted legislation, legislation enacted in the future, and certain proposed federal programs subject us to increased regulation and may adversely affect us; we have not yet received permission to repay TARP funds; the Dodd-Frank Act makes fundamental changes to the regulation of the financial services industry, some of which may adversely affect our business; SunTrust Bank may be subject to higher deposit insurance assessments; we are subject to capital adequacy and liquidity guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; emergency measures designed to stabilize the U.S. banking system are beginning to wind down; we are subject to credit risk; our ALLL may not be adequate to cover our eventual losses; we will realize future losses if the proceeds we receive upon liquidation of nonperforming assets are less than the carrying value of such assets; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; we are subject to certain risks from originating, selling, and holding mortgages, including the risk that we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; we are subject to risks related to delays in the foreclosure process; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; depressed market values for our stock may require us to write down goodwill; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural or man-made disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; the soundness of other financial institutions could adversely affect us; we rely on other companies to provide key components of our business infrastructure; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or margin declines; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on your common stock; our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and processes are critical to how we report our financial condition and results of operations, and require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries.

2 SunTrust has an attractive footprint and a diverse business mix SunTrust has an attractive footprint and a diverse business mix

0.7%
1.1%
2.0%
2.2%
2.9%
3.3%
3.7%
4.0%
4.7%
5.6%
5.7%
6.1%
MTB
PNC
CMA
KEY
FITB
MI
COF
USB
RF
BBT
WFC
STI
Projected Population Growth ²
1. Source: SNL Financial, as of 6/30/2010 based on MSAs.
2. Source: SNL Financial---five-year population growth, 2010-2015, MSA + counties not in any MSA, at 3/1/2011.
3. Source: SNL Financial, as of 12/31/10.  Based upon traditional bank holding companies headquartered in the United States.
Branch Network
A Leading Bank with an Attractive Footprint
U.S. Average:
3.9%
Franchise Overview
Selected Statistics and (U.S. Rank) ³
Assets $172.9B (8
th
)
Deposits $123.0B (8
th
)
Branches 1,668 (8
th
)
ATMs 2,918 (7
th
)
SunTrust has a top 3 deposit market share in 21 of its top 25 MSAs¹
•
Top 25 represents 85% of total MSA deposits
•
Top 25 average deposit market share is 14%

Well-diversified Business Mix
2010 Revenue - $8.7B
Retail Banking
Extensive network of traditional and in-store branches.  Deposit, lending, and card products offered to consumers and small businesses
Diversified Commercial Banking
Full line of lending, capital markets, financial risk management, commercial card, and treasury and payment solutions
Corporate and Investment Banking
Complete offering of investment banking and traditional banking services.  National practice with industry sector focus
Mortgage
Prime-based, national platform for residential mortgages.  Top 10 U.S.
originator and servicer ¹
Wealth & Investment Management
Provider of wealth and investment management products and services to individual and institutional accounts.  $195B AUA ²
Corporate Treasury & Other
$27B high quality securities portfolio ²
Commercial Real Estate
Broad range of financial solutions to CRE developers and investors
Diversified Business Mix
42%
15%
12%
11%
10%
7%
3%
1.
Source:  Inside Mortgage Finance.
2.
As of December 31, 2010.

39%
5%
3%
4%
21%
14%
4%
8%
2%
Commercial & Industrial
Commercial Real Estate
Construction
Resi. Mtg. - Guaranteed
Resi. Mtg. - Nonguaranteed
Home Equity
Student Loans - Guaranteed
Indirect Consumer
Other Consumer
2
Distribution by Geography ¹
Distribution by Loan Category
25%
26%
31%
18%
Central
Florida
Mid-Atlantic
Other
3
Diversified Loan Portfolio
Loan Portfolio is Well-diversified by Geography and Product Type
Total Portfolio as of 12/31/10:  $116.0 billion
1.
Central region includes AL, AR, GA, MS, and TN.  Florida region includes Florida only.  Mid-Atlantic includes DC, MD, NC, SC, and VA.  Other includes all other states.
Balances exclude private-label student loans with third-party insurance and student loans and residential mortgages guaranteed by government agencies.
2.
Includes residential and commercial construction.
3.
Includes Other Direct and Credit Cards.

6 We have reduced our risk profile and improved our core performance We have reduced our risk profile and improved our core performance

$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
Construction Prime
2nd
Lot
Loans
Alt-A High LTV
Lines
Broker
Originated
Lines
HE
Loans
Government
Guaranteed
Loans
12/31/2008 12/31/2010
Higher Risk Segment Loan Balances Reduced Nearly 45%; Government Guaranteed Loans Increased
61%
Residential Mortgage
Home Equity
38%
41%
43%
17%
28%
36%
($ in millions)
208%
Higher Risk Portfolio Segments Significantly Reduced

8 Capital Position Enhanced and Increasing Tier 1 Common Ratio 5.83% 7.34% 7.49% 7.67% 7.70% 7.92% 8.02% 8.08% 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10

$0
$200
$400
$600
$800
$1,000
$1,200
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Nonperforming Loans
Credit Metrics Remain Elevated but Are Exhibiting Favorable Trends
Net Charge-offs
($ in millions) ($ in millions)
Credit Metrics

1.50%
2.00%
2.50%
3.00%
$2,000
$2,200
$2,400
$2,600
$2,800
$3,000
$3,200
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
ALLL Loan Coverage Ratio
Allowance Increased Through 1Q10; Modest Decline in 2H10 Due to Improved Credit Trends
($ in millions)
Allowance for Loan and Lease Losses

$2,000
$2,100
$2,200
$2,300
$2,400
$2,500
$2,600
$2,700
2009 2010
($500)
($400)
($300)
($200)
($100)
$0
$100
$200
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Net Income / (Loss) to Common Shareholders ¹
Earnings Improvement from Lower Provision for Credit Losses and Higher PPNR
Pre-provision Net Revenue (Adjusted Basis) ²
($ in millions) ($ in millions)
Profitability Trends
1. 1Q09 excludes the impact of the $751 million Goodwill impairment.
2. Excludes non-core items such as Goodwill impairment and securities gains.  See Appendix for reconciliation to GAAP figures.

Average Balances
($ in billions)
2-year CAGR ¹
Low Cost
Deposits
16%
High Cost
Deposits
-24%
Improved Deposit Mix
Strong Growth in Low Cost Deposits has Enabled Reductions in High Cost Deposits
Note :   Low Cost Deposits includes Noninterest Bearing, NOW Accounts, Money Market Accounts, and Savings Accounts.  High Cost includes Consumer Time, Other Time,
Brokered Deposits, and Foreign Deposits.
1. Reflects 4Q10 average balance as compared to 4Q08 average balance.
$77
$82
$85
$90
$90
$92
$94
$98
$38 $38
$35
$33
$28
$27
$26
$24
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Low Cost Deposits High Cost Deposits

13 Seven Consecutive Quarters of NIM Expansion Net Interest Margin 2.87% 2.94% 3.10% 3.27% 3.32% 3.33% 3.41% 3.44% 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10

One Team Client First
Focused on
Profitable Growth
• Continued to invest in
teammate and leader
development
More than 1 million
hours of training in
2010
• Realized increased
teammate engagement
scores across the
Company ¹
• Improved cross-sell
penetration across many
lines of business
• Implemented shared
goals across the
enterprise
• Conducted 1,000 client calls per
day to better understand client
loyalty drivers and gather feedback
on our service levels
• Ranked #1 bank for Customer
Experience ²
• Achieved #1 industry ranking for
client loyalty in Commercial and
Private Wealth Management ³
• Achieved #1 ranking for
consumers’ confidence in their
bank ³
• Received 18 Greenwich
Excellence Awards for outstanding
client service (12 for Small
Business Banking, 6 for Middle
Market Banking)
• Ranked #1 in Customer
Satisfaction for Small Business
Banking and #2 for Primary Loan
Servicing
4
• Achieved record revenue in
the Corporate & Investment
Banking line of business
• Increased total loan yield by 12
basis point from 2010 to 2009,
despite declining rate
environment
• Grew brokerage managed
account revenue by 28% from
2009
• Exceeded Lipper 3-year
average for 75% of
RidgeWorth long-term funds
• Reduced long-term debt,
brokered deposits, and foreign
deposits by a combined $6.4
billion, or 28%, from 2009
Selected 2010 Accomplishments
Substantial Progress Made in 2010; Strong Momentum Entering 2011
1. Based upon internal surveys conducted by Gallup.
2. By Forrester Research.
3. Based upon independent survey results by Gallup.
4. By J.D. Power and Associates.

Our mission is to help people and institutions prosper
One Team Client First
Focused on
Profitable Growth
We accomplish this by focusing on three principles:
We know that highly engaged teammates drive client loyalty, which leads to primary relationship growth
Mission and Values
SunTrust’s Mission is Supported by a Core Set of Principles

16 Our strategic priorities are intended to drive further improvements in our financial performance Our strategic priorities are intended to drive further improvements in our financial performance

17 Growth Strategies Growth Strategies • Diversify the Balance Sheet • Optimize Business Mix • Improve Expense Efficiency • Grow Market Share

Commercial Lending / Fee Businesses
•Asset-Based Lending
•Small Business Administration lending
•Commercial ($5-100MM revenue)
•Middle Market ($100-750MM revenue)
•Corporate & Investment Banking
($750MM+ revenue)
Targeted Growth Areas:
High-opportunity
businesses, segments,
and products where we
are well-positioned to
grow non-real estate
loans and fee income
Targeted Growth Areas
Consumer Lending / Fee Businesses
•Mass Affluent client segment
•Private Wealth Management
•Credit Card
•Auto lending (direct and indirect)
Loan Portfolio Composition – 12/31/10
Diversify the Balance Sheet & Optimize Business Mix
Targeted Areas for Growth are Intended to Diversify the Loan Portfolio and Enhance Fee
Income
39%
5%
3%
4%
21%
14%
4%
8%
2%
Commercial & Industrial
Commercial Real Estate
Construction
Resi. Mtg. - Guaranteed
Resi. Mtg. - Nonguaranteed
Home Equity
Student Loans - Guaranteed
Indirect Consumer
Other Consumer

$4,867
$5,911
$4,607
$4,797
2006 2010 2006 2010
($ in millions)
Total  Noninterest
Expenses
Expenses Excl. Adjustments and
Cyclical Items ¹
Opportunities to Improve
Efficiency Ratio
• Continued improvements in
revenue generation
• Balanced approach to
investments and expense
discipline
• Abatement of cyclical
expenses
Improve Expense Efficiency
Expense Savings Enabled Continued Investment in the Business while Keeping Core Expenses Flat
1. Appendix includes reconciliation of non-GAAP numbers and details of adjustments and cyclical expenses.
2. Reflects the respective expense item divided by Total Revenue, FTE.  Additional information on the calculation is included in the appendix.
Impact on
Efficiency Ratio ²
2006 2010
Credit
Expenses
1.8% 7.9%
Regulatory
Assessments
0.3% 3.0%

• Since the “Live Solid. Bank Solid.”
brand campaign began, SunTrust
has improved performance against
the competition on deposit and
household growth
• According to a Gallup poll,
SunTrust clients showed the
highest level of satisfaction with
efforts to inform them about
overdraft changes
• Competitive studies indicate
the service in SunTrust
branches and call centers is
the highest in the industry –
beating large and regional
banks in service scores
Household Growth
Grow Market Share
Efforts to Grow Market Share are Yielding Results
1. Source: 2008 & 2009 Nielsen Claritas Demographic Update.
2. Retail Banking checking households.

21 Updates on Current Topics Updates on Current Topics

Net Interest Margin
• Continued modest NIM expansion, due to favorable trends in deposit mix and costs, as well as efforts to enhance loan spreads
• Average loans and deposits relatively stable from the prior quarter
Noninterest Income
Noninterest Expense
• Decline vs. 4Q10, despite 1Q11 seasonal uptick in employee benefits costs
Provision
• Net charge-offs stable to modestly down vs. 4Q10
• ALLL reduction likely to be similar to 4Q10 release, subject to normal quarter-end evaluation
1Q 2011 Expectations
1
1. Based upon quarter-to-date information as of the end of February 2011.
Favorable Trends Overall with Cyclical Impact to Fee Income
• Core fee income decline of an approximate low double digit percentage from 4Q10, due to market-sensitive revenue, including:
Investment Banking down from record 4Q10, as 1Q revenue is typically seasonally slower
Mortgage Production decline from 4Q10, due to the impact of rising rates on origination volume
• 1Q11 quarter-to-date securities portfolio repositioning has generated gains similar to recent quarters

Basel III Tier 1 Common TARP Repayment
• SunTrust’s TARP
repayment is currently
being evaluated as part
of the Comprehensive
Capital Plan Review
(CCPR)
• The Fed has indicated it
expects its reviews to
be completed toward
the end of the month
• SunTrust will re-
evaluate its TARP
repayment options after
completion of the CCPR
Basel III Tier 1 Common (Estimated)
Tier 1 Common Ratio Exceeds 2019 Basel III Standard
1
1. 2019 is the effective date for Basel III requirement.  Includes the 4.5% minimum standard plus the 2.5% conservation buffer; does not include a countercyclical buffer.

Summary
• SunTrust has an attractive footprint and a diverse
business mix
• We have reduced our risk profile and improved
core performance
• Our strategic priorities are intended to drive further
improvements in our financial performance
• SunTrust is well-positioned to manage through the
economic recovery and to capitalize upon our
opportunities
• SunTrust has an attractive footprint and a diverse
business mix
• We have reduced our risk profile and improved
core performance
• Our strategic priorities are intended to drive further
improvements in our financial performance
• SunTrust is well-positioned to manage through the
economic recovery and to capitalize upon our
opportunities

SunTrust Banks, Inc. Citigroup Financial Services Conference March 9, 2011 William H. Rogers, Jr. President and Chief Operating Officer

26 Appendix

Reconciliation of Non-GAAP Measures – PPNR
Note: Adjusted revenue and expenses are provided as the removal of certain items that are material and potentially non-recurring is useful to investors and management in comparing institutions and in evaluating financial trends.
($ in millions)
Reported PPNR 2009 2010 2010 vs. 2009
Net Interest Income, FTE $4,589 $4,970 8.3%
Noninterest Income 3,710 3,729 0.5%
Total Revenue 8,299 8,699 4.8%
Noninterest Expense 6,562 5,911 -9.9%
Pre-provision Net Revenue 1,737 2,788 60.5%
Adjustments
Noninterest Income:
Securities Gains 98 191
VISA Gain 112 -
Stable River Gain - 13
Fair Market Value - Trading (24) 26
STI Debt Valuation - Trading (153) 37
Auction Rate Securities - Trading 9 (5)
Fair Value Writedowns - Mortgage Production (34) (20)
LOCOM MSR Recovery 199 -
Total Noninterest Income Adjustments 207 242
Nointerest Expense:
Goodwill Impairment 751 -
AHG Writedown 46 16
Loss on Debt Extinguishment 39 71
FDIC Special Assessment 78 -
VISA Litigation Accrual 7 -
VISA Contract Termination - 8
Total Noninterest Expense Adjustments 921 95
Adjusted PPNR
Net Interest Income, FTE 4,589 4,970 8.3%
Adjusted Noninterest Income 3,503 3,487 -0.5%
Adjusted Total Revenue 8,092 8,457 4.5%
Adjusted Noninterest Expense 5,641 5,816 3.1%
Adjusted Pre-provision Net Revenue $2,451 $2,641 7.8%

Reconciliation of Non-GAAP Measures – Expenses
1. Adjusted expense is provided as the removal of certain items that are material and potentially non-recurring is useful to investors and management in comparing institutions and in evaluating expense trends.
2. Expense excluding adjustments and cyclical items is provided as it removes expenses that are recurring in nature, but higher in a recessionary cycle, and is useful to investors and management in assessing the impact of the recession on non-interest expenses and earnings. It also facilitates analysis of the effectiveness of management in controlling expense growth.
($ in millions)
2006 2010
$MM CAGR
Total Expenses $4,867 $5,911 $1,044 5.0%
Adjustments
AHG Writedown - 16
Loss on Debt Extinguishment 12 71
VISA Contract Termination - 8
Total Adjustments 12 95
Expenses Excl. Adjustments
1
4,855 5,816 961 4.6%
Cyclical Items
Regulatory Assessments 23 265
Pension Expense 78 66
Credit Expenses:
Credit & Collection Services 102 279
Other Real Estate 0 300
Mortgage Reinsurance - 26
Operating Losses 45 83
Total Cyclical Items 248 1,019
Expenses Excl. Adjustments & Cyclial Items
2
$4,607 $4,797 $190 1.0%
Contribution to Efficiency Ratio
Total Revenue, FTE $8,217 $8,699
Credit Expenses 147 688
Regulatory Assessments 23 265
Credit Expenses / Total Revenue 1.8% 7.9%
Regulatory Assessments / Total Revenue 0.3% 3.0%
2010 vs. 2006